     "Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked by ****, have been separately filed with the Commission."

                                                                  EXHIBIT 10.103

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MCDONNELL DOUGLAS CORPORATION                           SUBCONTRACT NO. 99797075

                                                                   PAGE 1 OF 18
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                                 Subcontract Type:           Firm Fixed Price
                                 Security Classification:    NA
                                 Prime Contract Number:      Various Commercial
                                 Supplier Number:
                                 Account Number:
                                 DPAS Priority Rating:       Not Applicable
                                 Cost Charge No. (CCN):      See Section G.3(c)
                                 Terms Of Payment:           Net 30 Days

Astrotech Space Operations, Inc.
6305 Ivy Lane, Suite 520
Greenbelt, MD 20770-06318

This Firm Fixed Price (FFP) Subcontract is hereby placed with Astrotech Space Operations, Inc. (hereinafter referred to as "Astrotech," "ASO," Subcontractor," "Supplier," or "Seller") by McDonnell Douglas Corporation, a wholly owned subsidiary of The Boeing Company, Huntington Beach, California (hereinafter referred to as "MDC" or "Buyer") for the goods and services described herein, and is subject to the terms and conditions set forth thereto.

Authority to Proceed 99797075 and amendments/changes thereto were issued in contemplation of the execution of this Firm Fixed Subcontract, and are hereby superseded in their entirety by this Subcontract. Any and all acts of performance performed under the Authority to Proceed, as amended/changed, shall be deemed performed under the applicable provisions of this Subcontract.

This Subcontract constitutes the entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior representations and agreements.

IN WITNESS WHEREOF, the parties hereto have executed this Subcontract effective as of the date executed by MDC below:

                                              MCDONNELL DOUGLAS CORPORATION

By:                                         By:
   --------------------------------            --------------------------------

Typed/Printed Name:                         Typed Name:
                   ----------------                     -----------------------
                                                            (AUTHORIZED AGENT)

Title:                                      Title:
      -----------------------------               -----------------------------

Date:                                       Date:
      -----------------------------               -----------------------------


                           END OF COVER/SIGNATURE PAGE
================================================================================

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MCDONNELL DOUGLAS CORPORATION                           SUBCONTRACT NO. 99797075

                                        DRAFT                      PAGE 2 OF 18
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                             CONTENTS OF SUBCONTRACT

COVER/SIGNATURE PAGE

CONTENTS OF SUBCONTRACT

SECTION A       SPECIAL AGREEMENTS AND OTHER IMPORTANT PROVISIONS AND
                NOTIFICATIONS

                A.1      ORDER OF PRECEDENCE
                A.2      SUBCONTRACT MODIFICATIONS ( AND LIVING CONTRACT)

SECTION B       GOODS/SERVICES AND PRICES

                B.1      TYPE OF SUBCONTRACT
                B.2      STATEMENT OF REQUIREMENTS
                B.3 GOODS/SERVICES, PRICES AND SUBCONTRACT LINE ITEM NUMBERS (SCLINs)
                B.4      PAYMENT AND BILLING (Receipt of Goods/Services)

SECTION C       SUPPLIER WORK STATEMENT /SPECIFICATIONS

                C.1      SUPPLIER WORK STATEMENT
                C.2.     RESERVED

SECTION D       RESERVED

SECTION E       INSPECTION AND ACCEPTANCE/QUALITY ASSURANCE

                E.1      INSPECTION AND ACCEPTANCE
                E.2      QUALITY ASSURANCE

SECTION F       DELIVERY/PERFORMANCE

                F.1      DELIVERY
                F.2      PAYLOAD PROCESSING SERVICES

SECTION G       SUBCONTRACT ADMINISTRATION DATA

                G.1      TECHNICAL AND ADMINISTRATIVE REPRESENTATIVES
                G.2      COMMUNICATIONS
                G.3      SUBMISSION OF INVOICES
                G.4      PAYMENT TERMS
                G.5      CALIFORNIA SALES - USE TAX

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MCDONNELL DOUGLAS CORPORATION                           SUBCONTRACT NO. 99797075

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                         CONTENTS OF SUBCONTRACT (cont.)

SECTION H       SPECIAL PROVISIONS

                H.1      PLACE OF PERFORMANCE
                H.2 BUYER/GOVERNMENT FURNISHED SPECIAL TOOLING, SPECIAL TEST EQUIPMENT, MATERIAL, AND/OR FACILITIES
                H.3      DPAS PRIORITY RATING
                H.4 IDENTIFICATION OF RESTRICTIONS ON GOVERNMENT RIGHTS IN TECHNICAL DATA AND COMPUTER SOFTWARE
                H.6      PRIORITY USAGE OF BUILDING 9
                H.7 UPLINK AND DOWNLINK CAPABILITY BETWEEN COMPLEX 37 AND ASTROTECH
                H.8      EXCLUSIVITY
                H.9      PAYLOAD FAIRING ACCESS PLATFORMS
                H.10 DAMAGE TO PERSONS OR PROPERTY INVOLVED IN PAYLOAD PROCESSING ACTIVITY
                H.11     SCHEDULE AND FACILITY ASSIGMENTS
                H.12     TERMINATION

SECTION I       GENERAL PROVISIONS

                I.1       TERMS AND CONDITIONS GUIDE
                I.2       MODIFICATIONS TO  GENERAL PROVISIONS (full text)
                I.3       ADDITIONAL FULL-TEXT PROVISIONS

SECTION J       LIST OF DOCUMENTS, EXHIBITS AND ATTACHMENTS APPLICABLE TO THIS
                SUBCONTRACT


                            END OF TABLE OF CONTENTS

================================================================================

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MCDONNELL DOUGLAS CORPORATION                           SUBCONTRACT NO. 99797075

                                        DRAFT                      PAGE 4 OF 18
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SECTION A - SPECIAL AGREEMENTS AND OTHER IMPORTANT PROVISIONS AND NOTIFICATIONS

A.1      ORDER OF PRECEDENCE

         In the event of an inconsistency between any of the provisions of this Subcontract, the inconsistency shall be resolved by giving precedence to the provisions of the Subcontract in the following order:

         1.       Cover/Signature Page and Sections A through H (Schedule
                  Provisions)
         2.       NonDisclosure Agreement (NDA), (if applicable)
         3. Contract Security Classification Specification (DD Form 254), (if applicable)
         4.       Supplier Work Statement 7075
         5.       Section I (General Provisions)
         6.       All Other Attachments, Exhibits and Documents listed in
                  Section J

         Sections A through H comprise the "Schedule" of this Subcontract.

A.2      SUBCONTRACT MODIFICATIONS (AND LIVING CONTRACT)

         Modifications to this Subcontract shall be made through the issuance of a Supplemental Agreement or Administrative Contract Funding Order
         (ACFO), which will delineate therein the stated modification, and identify the changed Subcontract page(s). Changed portions of the Subcontract language will be marked in bold type. For Seller's convenience, replacement pages containing the Subcontract modifications will be provided, so that at all times, the Seller will possess a complete, corrected and coherent text of the Subcontract. Each replacement page shall be marked with the Subcontract number, modification number, and date.

                                END OF SECTION A

================================================================================

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                                        DRAFT                      PAGE 5 OF 18
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SECTION B - GOODS/SERVICES AND PRICES

B.1      TYPE OF SUBCONTRACT

         The Subcontract awarded hereunder is a firm fixed price (FFP), type Subcontract. Under FFP contracting, the Seller shall provide goods/services at a price that is not subject to any adjustment on the basis of the Seller's cost experience in performing the subcontract. In FFP contracting, the Seller bears the entire risk of cost and performance.

B.2      STATEMENT OF REQUIREMENTS

         In accordance with the Subcontract, Seller shall provide all materials, labor, equipment and facilities, except as specified herein to be furnished by the Buyer and/or Government, and shall do all that is necessary or incident to the satisfactory and timely performance of the SCLINs listed below.

B.3      SERVICES, PRICES AND SUBCONTRACT LINE ITEM NUMBERS (SCLINs)

  (a) Price. MDC shall pay Astrotech a firm fixed price fee for the Basic Services provided for each Payload under this Subcontract (hereinafter called "Service Fee"). The Service Fee shall be determined by the actual launch date of the respective Payload in accordance with the price schedule set forth below. In addition, MDC shall pay Astrotech any additional charges agreed to or otherwise due and payable under this Subcontract. The Service Fee and any such additional charges are exclusive of any federal, state or local tax, if applicable. Although as of the effective date of this subcontract no such taxes are applicable, should such taxes become applicable they shall be added to the amount to be paid by MDC to Astrotech.

               ----------------------------------------------------------------------------------
                Calendar Year     Guaranteed Quantity       Price        Excess Quantity Price
               ----------------------------------------------------------------------------------
                     ***             **** Missions           ***                  ***
                     ***             **** Missions           ***                  ***
                     ***             **** Missions           ***                  ***
                     ***             **** Missions           ***                  ***
                     ***             **** Missions           ***                  ***
                     ***             **** Missions           ***                  ***
                     ***             **** Missions           ***                  ***
                     ***             **** Missions           ***                  ***
                     ***             **** Missions           ***                  ***
                     ***             **** Missions           ***                  ***
               ----------------------------------------------------------------------------------

  (b) Dual manifested GEO spacecraft will be charged ****. Multiple-LEO/GEO constellation spacecraft missions will be charged as **** assuming a single spacecraft manufacturer for all satellites on a single flight.

  (c) Should the guaranteed quantity of services not be required in any given year, a credit for a maximum of **** missions will be carried over to the next contract year. The credits would then expire at the end of that contract year and be applied only after the processing of the guaranteed quantity of missions stipulated above for that year.

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MCDONNELL DOUGLAS CORPORATION                           SUBCONTRACT NO. 99797075

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B.4      PAYMENT AND BILLING (Receipt of Goods/Services)

  (a) The parties agree that the basis for payment under this Subcontract is the performance of acceptable services.

  (b) Seller shall bill Buyer for each completed item of services. Buyer shall pay Seller upon receipt of the following: a properly prepared Seller's invoice and acceptable services. Seller shall prepare and submit the aforementioned invoice in accordance with Subcontract Sections G.3 and G.4.

  (c) Payments. All payments defined in this subcontract shall be (i) in United States Dollars, (ii) payable to Astrotech Space Operations, Inc., and (iii) delivered, at MDC expense, to the offices of Astrotech Space Operations, Inc. at 6305 Ivy Lane, Suite 520, Greenbelt, Maryland 20770-6318 (or other address specified by Astrotech in writing) within thirty (30) days of receipt of the invoice by MDC. All payments made under this Subcontract shall reference the number of the applicable Mission Exhibit shown on the cover page of the Mission Exhibit.

  (d) Billing Schedule. Each Mission Exhibit of this Subcontract sets forth the billing schedule for payment of the Service Fee applicable to that particular Payload. The amount and billing dates of the three scheduled Service Fee partial payments are determined pursuant to Sections (1),
         (2), and (3) below. In addition to invoicing MDC for the three scheduled Service Fee partial payments, Astrotech shall provide MDC a separate invoice for any additional charge agreed to or otherwise due and payable under this Subcontract pursuant to Section (4) below, unless otherwise expressly provided for in this Subcontract. Each invoice shall be due and payable upon receipt by MDC.

            (1) Deposit and First Partial Payment. On the effective date of each
                Mission Exhibit, MDC will be billed five percent (5%) of the Service Fee for that particular Payload to be processed at Astrotech TICO under this Subcontract.

            (2) Second Partial Payment. Thirty (30) days prior to the beginning of the Occupancy Period for each particular Payload, MDC will be billed forty-five percent (45%) of the Service Fee applicable to that particular Payload plus any adjustments to the First Partial Payment required due to a change in the scheduled launch date subsequent to the effective date of the applicable Mission Exhibit. The cumulative total of the First and Second Partial Payments will equal fifty percent (50%) of the applicable Service Fee.

            (3) Third Partial Payment. On the last day of the Occupancy Period or when the customer vacates the facility for each particular Payload, MDC will be billed fifty percent (50%) of the Service Fee applicable to that particular Payload plus any adjustments to the First and Second Partial Payments required due to a change in the launch date subsequent to the Second Partial Payment billing date of the applicable Mission Exhibit. The cumulative total of the First, Second, and Third Partial Payments will equal one hundred percent (100%) of the applicable Service Fee based upon the actual launch date.

            (4) Final Billing. As soon as practicable, but not later than sixty
                (60) days after the customer vacates the facility for each particular Payload, MDC will be invoiced for any additional charges agreed to or otherwise due and payable for that particular Payload under this Subcontract.

  (e) Payment for Guaranteed Minimum Quantity For any calendar year in which MDC fails to meet the minimum quantity guarantee specified in Section
         B.3 (a), Astrotech will submit an invoice to MDC for the amount equal to the guaranteed quantity minus the actual number of payloads processed and launched in that calendar year times the mission price for that year. This invoice will be submitted on the first business day of January in the following calendar year in which the shortfall occurred in accordance with Section B.4 (c) above. Payment by MDC for missions guaranteed but not processed will result in a mission credit(s) governed by Section B.3 (c).

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                                END OF SECTION B

================================================================================

SECTION C - STATEMENT OF WORK/SPECIFICATIONS

C.1      SUPPLIER WORK STATEMENT

         The goods/services which the Seller is to provide are stated in Section B hereof, and shall be furnished in accordance with the Subcontract schedule provisions and any referenced Supplier Work Statement documents set forth in Section J, which are incorporated herein by this reference.

C.2      RESERVED

                                END OF SECTION C

================================================================================

SECTION D - RESERVED

                                END OF SECTION D

================================================================================

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SECTION E - INSPECTION AND ACCEPTANCE/QUALITY ASSURANCE

E.1      INSPECTION AND ACCEPTANCE

  (a) All goods and services shall be subject to in-process inspection/test by the Buyer at the Seller's facility to the extent practicable at all times during the period of performance and, in any event, prior to shipment. If the Buyer performs inspection or evaluation on the premises of the Seller or its subcontractor(s), the Seller shall furnish and require its subcontractor(s) to furnish, without additional charge, all reasonable facilities and assistance for the safe and convenient performance of these duties.

  (b) The provisions of Section E are in addition to any other inspection and acceptance provisions of the Subcontract. In the event of a conflict between Section E and any other inspection and acceptance provisions of the Subcontract, including the inspection and acceptance provisions set forth by the Subcontract Statement of Work and the Subcontract General Provisions, the full text provisions of Section E shall prevail.

                                END OF SECTION E

================================================================================

SECTION F - DELIVERY/PERFORMANCE

F.1   DELIVERY

         During the period 27 October 1999 through ****, Astrotech will be expanding their facilities to support this subcontract prior to the start of the Period of Performance set forth in Section F.2 below. During this period, MDC and Astrotech agree that the termination liability amounts specified in Section H.12 (a) are in effect.

F.2      PAYLOAD PROCESSING SERVICES

         Payload processing services period of performance is **** through ****. The occupancy date is ****, at which time the new Spacecraft Processing Facility (SPF) built in accordance with the SWS specified in Section J will be available to support the Delta IV 5 meter fairing pathfinder effort.

                                END OF SECTION F

================================================================================

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SECTION G - SUBCONTRACT ADMINISTRATION DATA

G.1      TECHNICAL AND ADMINISTRATIVE REPRESENTATIVES

  (a) The following technical and administrative representatives of the Buyer and Seller are hereby designated for this Subcontract:

         Seller's Representatives are:       Buyer's Representatives are:
         Lloyd S. Erickson                   Norm Yearsley
         Technical Representative            Technical Representative

         John Satrom                         Kim E. Palchikoff
         Contract Representative             Subcontract Representative

         In the event Kim E. Palchikoff is not available, Martin Vande Ven or his duly authorized representative shall serve as Buyer's Subcontract Representative. In the event John Satrom is not available, his/her duly authorized representative shall serve as Seller's Contract Representative.

  (b) The Buyer's Technical Representative is responsible for day-to-day clarifications, guidance and technical direction as may be required within the scope of the technical work requirements. "Technical direction" shall be in accordance with the "Technical Direction" provision of the General Provisions of the Subcontract.

  (c) Contact with the Buyer regarding prices, terms, quantities, deliveries, and financial adjustments shall be made only between the Buyer's Subcontract Representative and the Seller's Contract Representative. Actions taken by the Seller, which by their nature effect a change to this Subcontract, shall only be binding upon the Buyer when such action is specifically authorized in writing by the Buyer's Subcontract Representative. Unless specified otherwise in this subcontract, all written communications between Seller and Buyer shall be addressed and directed to the Buyer's Subcontract Representative and Seller's Contract Representative.

  (d) The Buyer shall be responsible for all liaison and communications with the Buyer's customer as well as the Buyer's other subcontractors for the term of this Subcontract. The Seller shall not communicate with the Buyer's customer nor the Buyer's other subcontractors regarding this Subcontract except with the prior consent of the Buyer.

  (e) No verbal or written request, notice, authorization, direction or order received by the Seller shall be binding upon the Buyer, or serve as the basis for a change in the Subcontract, unless issued (or confirmed) in writing by the Buyer's Subcontract Representative.

  (f) The Seller shall immediately notify the Buyer's Subcontract Representative whenever a verbal or written change notification has been received from an employee of the Buyer (other than the Subcontract Representative), which would affect any of the terms, conditions, cost, schedules, etc., of this Subcontract, and the Seller is to perform no work or make any changes in response to any such notification or make any claim on Buyer unless the Buyer's Subcontract Representative directs the Seller, in writing, to implement such change notification.

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MCDONNELL DOUGLAS CORPORATION                           SUBCONTRACT NO. 99797075

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G.2       COMMUNICATIONS

         All notices and other binding communications shall be in writing and sent by cable, telex, U.S. mail, telefax, or other customary means, addressed as follows:

         Seller:                               Buyer:
         Astrotech Space Operations, Inc.      McDonnell Douglas Corporation
         6305 Ivy Lane, Suite 520              5301 Bolsa Avenue
         Greenbelt, MD 20770-06318             Huntington Beach, CA 92647-2099
           Attn:  John Satrom                    Attn: Kim E. Palchikoff, M/C H012-C215

         or to such other address as the Seller's Contract Representative or Buyer's Subcontract Representative shall designate by written notice. All correspondence, data and reports submitted by the Seller shall reference the Subcontract number.

G.3      SUBMISSION OF INVOICES

  (a) For each shipment of goods or completed item of services, Seller shall submit invoices no more than once a month, in triplicate (one original and two copies) and addressed as follows:

         (1)    Original and one (1) copy to:
                       McDonnell Douglas Corporation
                       Accounts Payable - M/C 2761371
                       P. O. Box 66856
                       St. Louis, MO 63166-6856

         (2)    Fax one (1) copy to:
                       McDonnell Douglas Corporation
                       5301 Bolsa Avenue
                       Huntington Beach, California 92647-2099
                       Attention:  Kim E. Palchikoff
                                    M/C H012-C215

  (b) Seller's invoices and attachments thereto shall contain the following information, as applicable: Seller's name and business address, date of invoice, Subcontract number, Buyer's internal accounting numbers or Cost Charge Numbers (CCNs), name of Buyer's designated Subcontract Representative, description of services, extended totals, Seller's signature and payment terms.

  (c) Invoices submitted without the above information may be returned to the Seller for correction.

G.4      PAYMENT TERMS

         Determination of payment due date, whether under net or discount terms, will be based on the latest of (i) the date services are performed;
         (ii) the date provided in this Subcontract for the completion of services, or (iii) the date an accurate invoice is received. Payment will be deemed to have been made when deposited in the mail. Payment terms are Net 30 days.

G.5      CALIFORNIA SALES - USE TAX

         All goods and services purchased under this Subcontract are for resale. Buyer's California Tax Permit No. is SY-ADA-98-003153.

                                END OF SECTION G

================================================================================

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SECTION H - SPECIAL PROVISIONS

H.1      PLACE OF PERFORMANCE

         The work under this Subcontract shall be performed at the Seller's Facility located at Titusville, Florida.

H.2 BUYER/GOVERNMENT FURNISHED SPECIAL TOOLING (ST), SPECIAL TEST EQUIPMENT (STE), PLANT EQUIPMENT (PE), MATERIAL, AND/OR FACILITIES

  (a) Pursuant to the Property Clause of this Subcontract, the Buyer shall furnish for use in the performance of this Subcontract, the following Buyer and/or Government-furnished ST, STE, PE, material, and/or facilities identified in paragraphs (b) and (c) below on or before the date(s) specified.

  (b)    Buyer Furnished ST, STE, PE, material, and/or facilities:  None

  (c)    Government Furnished ST, STE, PE, material, and/or facilities:  None

H.3      RESERVED

H.4 IDENTIFICATION OF RESTRICTIONS ON GOVERNMENT RIGHTS IN TECHNICAL DATA AND COMPUTER SOFTWARE

  (a) In accordance with the Section I General Provisions pertaining to data rights, the Subcontractor has identified the technical data and/or computer software listed in paragraph (b) below, that may be delivered by Seller with other than unlimited rights.

  (b)    None

H.5      PRIORITY USAGE OF BUILDING 9

         During the period of performance specified in Section F.2, Astrotech will offer to MDC the use of the Building 9 Spacecraft Processing Facility on a "First Right of Refusal" basis. Should another Astrotech customer request use of Bldg. 9, Astrotech will contact MDC in writing to offer MDC the opportunity to occupy the specified areas of the facility during the requested period. MDC shall have 15 calendar days to provide written response to Astrotech regarding their intention to occupy the facility during the stated period or to release it for another customer's use. Should MDC request use of Bldg. 9 during the period specified, a program Mission Exhibit between Astrotech and MDC will be prepared and executed reserving the specified Bldg. 9 areas.

H.6      ROADWAY OVERHEAD OBSTRUCTIONS

         Astrotech accepts the cost and responsibility for raising/relocating any overhead obstructions along the roadway from the Astrotech facility to Launch Complex 17 and/or 37. Consideration for this effort is included in the price schedule contained in Section B3(a) of this document.

H.7      UPLINK AND DOWNLINK CAPABILITY BETWEEN COMPLEX 37 AND ASTROTECH

         Technical resolution for spacecraft uplink and downlink capability between Complex 37 and Astrotech has not been accomplished. An acceptable solution will be developed between Astrotech and MDC. Any such improvement to the communications requirements would be subject to an equitable adjustment. As a mitigation measure, Astrotech will maintain their current RF communication capability.

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H.8      EXCLUSIVITY

         MDC will utilize Astrotech services exclusively from **** through **** for the prelaunch processing of the payloads for all commercial Delta launches during the duration of this subcontract, except as MDC may be directed by the Government to utilize Government facilities for a Government Payload, or as a commercial Customer may elect to separately contract with another entity other than MDC for or provide their own payload processing services or takes exception to the use of Astrotech for payload processing services, or upon the written acknowledgement by Astrotech that it is unable to adequately satisfy an essential requirement for a particular Payload.

H.9      PAYLOAD FAIRING ACCESS PLATFORMS

         Astrotech, at their expense, will design and construct the required payload fairing access platforms based on MDC's design requirements. MDC has provided a detailed design requirements document which will be used by Astrotech to determine the target cost for the project, currently estimated at ****. This target cost, to include the cost of financing, will be provided by Boeing no later than 31 January 2000 and will form the cost basis for this item on the contract. Boeing will be billed back on a cost per mission basis spread over the firm missions each year for the full **** years of the contract (**** missions). If the cost is less than the agreed to target cost, Boeing and Astrotech share the savings equally. In the event that the cost exceeds the target, but is less than ****% of the value, Boeing and Astrotech share the increase equally. In the event that the cost for the access platforms exceeds ****% of the targeted cost, Boeing agrees to review and accept a claim for an equitable price adjustment unless Astrotech is found to be negligent in its performance. Should Boeing change the design requirements following the establishment of the target price that results in an increase to the cost to design and build the platforms, Boeing will agree to review and accept a claim for an equitable price adjustment in the amount of such increase.

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H.10     DAMAGE TO PERSONS OR PROPERTY INVOLVED IN PAYLOAD PROCESSING ACTIVITY

  (a) Inter-Party Waiver of Liability. In carrying out this Agreement, Astrotech and MDC will respectively utilize their property and employees in Payload Processing Activity in close proximity to one another and to others. Furthermore, the parties recognize that all participants in Payload Processing Activity are engaged in the common goal of meaningful exploration, exploitation and uses of outer space. In furtherance of this goal, the parties hereto agree to a no-fault, no-subrogation, inter-party waiver of liability pursuant to which each party agrees not to bring a claim in arbitration or otherwise against or sue the other party, and agrees to absorb the financial and any other consequences for Damage it incurs to its own property and employees as a result of participation in Payload Processing Activity, irrespective of whether such Damage is caused by Astrotech, MDC, Customer, or other participants in Payload Processing Activity, and regardless of whether such Damage arises through negligence of any degree or kind or otherwise (except for Damage caused by willful misconduct). Thus, the parties, by absorbing the consequences of damage to their property and employees without recourse against each other or other participants in Payload Processing Activity, jointly contribute to the common goal of meaningful exploration, exploitation and uses of outer space.

  (b) Extension of Inter-Party Waiver. The parties agree that this common goal will also be advanced through extension of the inter-party waiver of liability to other participants in Payload Processing Activity. Accordingly, the parties agree to use best efforts to extend the waiver as set forth in Clause H.10, Part (a) above to Customer and other customers of Astrotech and to contractors and subcontractors at every tier of Astrotech, MDC, Customer, other customers of Astrotech, and to all other participants in Payload Processing Activity, as third party beneficiaries, whether or not such participants causing damage bring property or employees to the Astrotech Facility or retain title to or other interest in property provided by them to be used, or otherwise involved, in Payload Processing Activity. Further, MDC will use best efforts to require that Customer extend the waiver as set forth in Clause H.10, Part (a) above to (i) all other persons and entities to whom it assigns all or part of its right to Services, and (ii) any person or entity to whom Customer has sold or leased or otherwise agreed to provide all or any portion of its Payload or Payload services. The parties agree that if they are unsuccessful in flowing down the provisions of Clause H.10, Part (a) to a customer, contractor, subcontractor, or the other persons and entities described above, each agrees to provide written notice thereof within 30 days of such failure. In addition, the party that is unsuccessful in flowing down Clause H.10, Part (a) shall, at its option, be obligated to procure or maintain insurance to indemnify the other party, its customers, contractors and subcontractors consistent with the requirements of Clause H.10, Part (a) or in the alternative to pay the other party all reasonable costs incurred in connection with that party procuring or maintaining additional insurance to indemnify that party its customers, contractors and subcontractors consistent with the requirements of Clause H.10, Part (a), and/or in the alternative to self insure for any damage not covered by insurance. In the event either party fails to fulfill its obligations under this Clause H.10, Part (b), said party agrees to indemnify the other party and other participants in Payload Processing Activity for any Liability they may sustain as a result of such failure.

   (c) The parties agree in lieu of any provisions provided in Clause H.10, Part (b), Astrotech may at its sole option, and with no contractual or legal liabiliity to MDC, refuse to process any payload of an MDC customer who has refused to execute the Inter-party Waiver of Liability as set forth in Clause H.10, Parts (a) and (b). The aforementioned right of Astrotech shall be subject to Astrotech providing preliminary notice to MDC (not later than 45 days after MDC's Clause H.10, Part (b) notification) of Astrotech's intent not to process a payload and also subject to Astrotech's agreement to provide good faith support to any MDC efforts to convince its customer(s) to accept the Inter-party Waiver of Liability provision prior to Astrotech's final decision to invoke its rights under Clause H.10, Part (c).


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H.11     SCHEDULE AND FACILITY ASSIGNMENT

  (a) Occupancy Period. The period of time agreed to by MDC and Astrotech during which MDC and Customer will reside at the Astrotech Facility or otherwise receive Services for each Payload to be processed under this Subcontract (hereinafter called "Occupancy Period") and the launch date upon which the Occupancy Period is based shall be determined and set forth in the Mission Exhibit of this Subcontract applicable to the particular Payload. Such Mission Exhibit shall also contain the schedules and assignments for the use of the facilities within Astrotech TICO, as applicable, by MDC and Customer.

  (b) Key Dates. Key milestone dates relating to all critical events that could affect the Occupancy Period or Services to be performed for each Payload under this Subcontract shall be exchanged between the MDC Technical Manager and the Astrotech Technical Manager. Each party shall advise the other, in a timely manner, of any event which occurs that would significantly alter the agreed to Occupancy Period or Services.

  (c) Schedule Changes. MDC and Astrotech recognize that the nature of spaceflight activity is such that schedules must sometimes be changed, often for reasons beyond the control or reasonable predictive ability of MDC, Customer, or Astrotech. In the event that a change in the Occupancy Period or in the schedules for the use of the respective Astrotech facilities for a particular Payload becomes necessary by MDC, Customer, or Astrotech, the parties agree to work together to accommodate the particular rescheduling request (including, if necessary, changes in the assignments for the use of the respective Astrotech facilities, and overtime and weekend work by Astrotech, MDC and Customer, and their respective contractors and subcontractors), in a manner that will be mutually acceptable, satisfy the established launch schedules, and be compatible with the established or changed schedules of the other customers of Astrotech. Once the need for such a change has been recognized by either party, that party shall promptly notify the other party of the particular rescheduling or reassignment request, and the related circumstances. Any officially announced change (by letter, press release, or other formal means) in the launch date for a particular Payload that is more than one week from the launch date upon which the current Occupancy Period is based shall be deemed to be notification to Astrotech of a request to change the Occupancy Period, unless MDC otherwise notifies Astrotech in writing.

  (d) Schedule Changes Requested or Caused by MDC. In the event that MDC requests or causes a change (including that resulting from an officially announced change in launch date) in the Occupancy Period or the schedule for the use of the respective Astrotech facilities for a particular Payload, as long as the resulting change does not exceed the duration of the previously established schedule such change shall not affect the Service Fee or other charges to MDC, except that MDC shall be charged any increase or credited with any decrease in the Service Fee applicable to any change in launch date associated with the rescheduled Occupancy Period in accordance with Section B.3(a), Price Schedule. In the event that MDC requests or causes a change in the Occupancy Period for a particular Payload which results in Customer vacating the Astrotech Facility after the beginning of the Occupancy Period, MDC shall also be charged a pro rata share of the applicable Service Fee based on the portion of the Occupancy Period elapsed as of the date of such vacation by Customer, computed on a daily basis.

  (e) Schedule Changes Requested by Astrotech. In the event that Astrotech requests and MDC agrees to a change in the Occupancy Period for a particular Payload, such change shall not affect the Service Fee or other charges to MDC, except that MDC shall be credited with any decrease in the Service Fee applicable to any change in launch date associated with the rescheduled Occupancy Period in accordance with Section B.3(a), Price Schedule.


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H.12     TERMINATION

(a)       Termination by MDC.

         (1) Termination for Convenience. MDC shall have the right to terminate for convenience, in whole or in part, its obligation to obtain Astrotech Services under this Subcontract by providing written notification to Astrotech.

         (2) Termination for Cause. MDC shall only have the right to terminate, in whole or in part, its obligation to obtain Astrotech Servides under this Subcontract in the event and to the extent THAT (i) Astrotech fails to meet a material provision of this Subcontract for a particular Payload, and such failure continues without acceptable corrective action for thirty (30) days following written notification to Astrotech by MDC indicating such failure and that MDC intends to terminate, or
                (ii) Astrotech is unable to adequately satisfy an essential requirement for a particular Payload and Astrotech so acknowledges in writing within thirty (30) days following written notification to Astrotech by MDC citing such inability, which acknowledgment shall not be unreasonably withheld by Astrotech.

         (3) Termination Charge. In the event of termination by MDC pursuant to Section H.12, Parts (a)(1) & (a)(2), MDC shall pay Astrotech a Termination Charge as determined below. In the event of an overpayment, Astrotech shall refund the amount of such overpayment to MDC.

                a) Termination for Convenience. Should MDC exercise its rights to terminate this Subcontract under the provisions of Section H.12, Part (a)(1), the following charges would apply.

                    1) In Whole. Should MDC terminate this Subcontract in Whole before the beneficial occupancy date of the new Astrotech Spacecraft Processing Facility (Bldg. 9), the termination charge to MDC would be equal to the total costs expended to date on the design and construction of Bldg. 9 and the MDC payload fairing work platforms including any related project termination charges, not to exceed the amount shown in the Exhibit B Termination Liability Schedule for the month in which written notification was provided by MDC to Astrotech, plus any payload mission charges as described in 2) below.

                         Should MDC terminate this Subcontract in Whole on or after the beneficial occupancy date of the new Astrotech Spacecraft Processing Facility (Bldg. 9), the total termination charge to MDC would equal the amount shown on the Exhibit B Termination Liability Schedule for the month in which written notification was provided by MDC to Astrotech.

                    2) In Part. Should MDC terminate this Subcontract for a given Payload or Payloads that represents a mission or missions over and above the annual guaranteed mission quantity plus potential mission credits as defined in Section B.3, Parts (a) and (c), MDC shall pay Astrotech as liquidated damages a pro-rated share of the Service Fee applicable for that particular Payload or Payloads based on the portion of the contracted Occupancy Period elapsed as of the date Customer vacates the Astrotech Facility, computed on a daily basis, but not less than five percent (5%) of the Service Fee for that Payload, plus any additional charges agreed to or otherwise due and payable under this Subcontract as of the date Customer vacates the Astrotech Facility. The minimum 5% termination fee also applies if termination by MDC occurs prior to the start of facility Occupancy Period for the Payload or Payloads.

                b) Termination for Cause. Should MDC exercise its rights to terminate this Subcontract under the provisions of Section H.12, Part (a)(2) above, MDC shall not be required to

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                    pay Astrotech any termination charge associated with that
                    particular Payload or Payloads.

(b)       Termination by Astrotech.

         (1) Inability to Perform. Astrotech shall have the right to terminate, in whole or in part, its commitment to furnish Services under this Subcontract, only to the extent that Astrotech is prevented from performing said Services, (i) in the event of riot, civil strife, war, damage to or destruction of the Astrotech facility, natural disaster or other Act of God beyond the control of Astrotech, or (ii) in the event the United States Government terminates or fails to provide support it has committed to Astrotech which is necessary for Astrotech to perform certain Services to be provided hereunder, and Astrotech cannot reasonably provide other means whereby to perform such Services. Prior to considering termination pursuant to this Section H.12, Part (b)(1), Astrotech shall consult with MDC in order to seek alternative means of providing Services acceptable to MDC.

         (2) Termination Charge. In the event of a termination of Services for a Payload by Astrotech pursuant to Section H.12, Part
                (b)(1), MDC shall not be required to pay Astrotech any termination charge. In the event of overpayment, Astrotech shall refund the amount of such overpayment to MDC.

                                END OF SECTION H

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SECTION I - GENERAL PROVISIONS

The below-noted terms and conditions, full text clauses, provisions and modifications thereto are the General Provisions of the Subcontract.

I.1      TERMS AND CONDITIONS GUIDE

         The Subcontract incorporates by reference the below-listed clauses with the same force and effect as if they were set forth in full text. The clauses are in the Expendable Launch Systems (ELS) Terms and Conditions Guide found on the Internet at http://www.boeing.com/companyoffices/doingbiz/tscs .

         NUMBER                            TITLE
         ------                            -----
         GP1          Fixed Price General Provisions
         312          Seller Compliance with Occupational Safety & Health Act of
                      1970
         328          Release Void
         329          Plant Rules and Government Clearance
         333          Insurance and Minimum Requirements
         336          Release and Use of Information
         354          Safety and Accident Prevention
         390          Commercial Space Operations Support Agreement (CSOSA) -
                      Allocation of Risk and Insurance
         524          Service and Supply Provisions
         862          Additional General Provisions (Fixed Price Contract)

I.2      MODIFICATIONS TO GENERAL PROVISIONS (Full Text)

         MDC Clauses cited above from the Expendable Launch Systems (ELS) Terms and Conditions Guide found on the Internet at http://www.boeing.com/companyoffices/doingbiz/tscs .

         a) GP1, Articles 14 and 15 are hereby deleted and replaced by Clause H.12.
         b) GP1, Article 16 is deleted and replaced by: "Neither party shall assign any of its rights or interest in this contract or subcontract all or substantially all of its performance of this contract, without the other party's prior written consent. Such consent shall not unreasonably be withheld. Neither party shall delegate any of its duties or obligations under this contract. No assignment, delegation or subcontracting by either party, with or without the other party's consent, shall relieve either party of any of its obligations under this contract. This article does not limit either party's ability to purchase standard commercial supplies or raw materials. Either party may assign its right to monies due or to become due."

I.3      ADDITIONAL FULL-TEXT PROVISIONS

         The following additional full-text provisions apply to this
         Subcontract:

                    NONE

                                END OF SECTION I

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                                    SECTION J

                   LIST OF DOCUMENTS, EXHIBITS AND ATTACHMENTS
                         APPLICABLE TO THIS SUBCONTRACT

1. Exhibit A, Supplier Work Statement 7075 entitled "Payload Processing Services" dated 1 December 1998, as modified by the following revisions thereto, are incorporated herein by this reference:

       Revision No.                         Date
       ------------                         ----
              1                             5 August 1999
              2                             15 November 1999

2.     Exhibit B, Termination Liability Schedule dated 20 May 1999.

    NOTE:         *The only clauses of the Terms and Conditions Guide applicable to the Subcontract are as specified in Section I of the Subcontract.

                                END OF SECTION J
                               END OF SUBCONTRACT

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